UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 2, 2007

Tripath Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31081	77-0407364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46520 Fremont Blvd., Suite 610

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 979-0848

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 2, 2007, Stonefield Josephson, Inc. (“Stonefield”), our independent registered public accounting firm ceased its relationship with Tripath Technology, Inc. (the “Company”), as a result of the Company’s failure to pay Stonefield’s outstanding invoices for approximately $75,000. The Company filed a Form 8-K on December 29, 2006 in which it stated that:

“The Company does not have sufficient cash or other resources at this time to complete its financial statements under generally accepted accounting principles for the year ended September 30, 2006 (“fiscal 2006”), and, in particular, it does not have the cash necessary to pay the fees of its independent auditor. The Company’s independent auditor has requested payment of all past due invoices and progress payments for its estimated audit work prior to commencing its field audit work for fiscal 2006. The Company does not anticipate it will be able to report its financial results for fiscal 2006 or any subsequent period unless and until it has secured substantial additional financing.”

On February 8, 2007, the Company filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Northern District of California, Case No. 07-50358. Stonefield did not issue a report on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended September 30, 2006 because of the Company’s failure to pay Stonefield’s invoices. The Company has filed, and anticipates that it will continue filing, the Monthly Operating Reports required by the U.S. Bankruptcy Code, but does not anticipate it will complete an audit of its financial statements for any period subsequent to September 30, 2005.

The audit reports of Stonefield on the consolidated financial statements of the Company and its subsidiary as of September 30 2005 and 2004 and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended September 30, 2005, the nine month period ended September 30, 2004 and the year ended December 31, 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended September 30, 2006 and 2005 and from October 1, 2006 to the date of Stonefield cessation of its relationship with the Company, there have been no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the same period, there have been no reportable events, as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

We have provided Stonefield with a copy of the foregoing disclosures. A copy of a letter from Stonefield to the Securities and Exchange Commission, dated March 2, 2007, is attached as Exhibit 16.1 to this Report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following exhibit accompanies this Report:

Exhibit No.	Exhibit Description
16.1	Copy of letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission, dated March 2, 2007

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIPATH TECHNOLOGY, INC.

By:	/s/ Gary Sawka
Gary Sawka
Designated Responsible Individual for Debtor in Possession

Dated: May 18, 2007

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Copy of letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission, dated March 2, 2007